UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GREENLANE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Fellow Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenlane Holdings, Inc., which will be held in a completely virtual format on December 1, 2025, at 10:00 a.m. Eastern Time. Please see page 3 of the Proxy Statement for instructions regarding access to the virtual Annual Meeting.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.

The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders, and the 2024 Annual Report to Stockholders/Form 10-K are available at http://www.proxyvote.com and may also be accessed through our website at www.gnln.com under the “SEC Filings” section of the investor relations tab. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

You are entitled to vote at our Annual Meeting only if you were a stockholder as of October 2, 2025.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the Annual Meeting virtually. Returning the proxy does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares virtually.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to the Annual Meeting on December 1, 2025.

Sincerely,

Donald Hunter

Chairman of the Board of Directors

GREENLANE HOLDINGS, INC.

1095 Broken Sound Parkway, Suite 100

Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually via the Internet on December 1, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenlane Holdings, Inc. (the “Company”) will be held in a completely virtual format on December 1, 2025, at 10:00 a.m. Eastern Time for the following purposes:

(1) to elect the five director nominees named in the Proxy Statement;

(2) to ratify the appointment of PKF O’Connor Davies, LLP (“PKF”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

(3) to increase the number of shares eligible for sale under the Company’s 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) to 3,000,000 shares;

(4) to approve, in accordance with Nasdaq listing rule 5635(a), the issuance of 3,328,012 shares of the Company’s common stock and pre-funded warrants to acquire in the aggregate up to 25,294,068 shares of the Company’s common stock (the “Financing Proposal”);

(5) to approve in accordance with Nasdaq Listing Rule 5635(c), the issuance of pre-funded warrants (the “Advisory Warrants”), and shares of common stock upon exercise of Advisory Warrants (the “Advisory Compensation Proposal”); and

(6) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on October 2, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on October 2, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Your vote is important. Whether or not you expect to virtually attend the Annual Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,

/s/ Barbara Sher
Barbara Sher
Chief Executive Officer
Boca Raton, Florida

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 1, 2025.

This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2024, are available at

www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE VIRTUAL ANNUAL MEETING

The format of the virtual Annual Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Annual Meeting, see “About the Meeting” in this Proxy Statement.

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GREENLANE HOLDINGS, INC.

1095 Broken Sound Parkway, Suite 100

Boca Raton, Florida 33487

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2025 Annual Meeting of Stockholders, to be held in a completely virtual format on December 1, 2025, at 10:00 a.m. Eastern Time for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Greenlane Holdings, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Greenlane Holdings, Inc.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent to our stockholders of record as of the close of business on October 2, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Annual Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about November 10, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement, the accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2024, are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

● Proposal 1 (Election of Directors): The election of the five director nominees named in this Proxy Statement, each for a term expiring at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”);

● Proposal 2 (Ratification of PKF O’Connor Davies, LLP): The ratification of PKF as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

● Proposal 3 (Amendment and Increase to 2019 Equity Incentive Plan) to increase the number of shares eligible for sale under the Company’s 2019 equity incentive plan (the “2019 Equity Incentive Plan”) to 3,000,000 shares;

● Proposal 4 (Financing Proposal): to approve, in accordance with Nasdaq listing rule 5635(a) the issuance of 3,328,012 shares of the Company’s common stock and pre-funded warrants to acquire in the aggregate up to 25,294,068 shares of the Company’s common stock;

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● Proposal 5 (Advisory Compensation Proposal) to approve in accordance with Nasdaq Listing Rule 5635(c), the issuance of pre-funded warrants (the “Advisory Warrants”) (the “Advisory Compensation Proposal”); and

● Proposal 6 (Adjournment of Annual Meeting): The approval of an adjournment of the Annual Meeting to a later date or dates.

● To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

● Proposal 1 (Election of Directors): “FOR” each of the Board nominees for election as directors;

● Proposal 2 (Ratification of PKF): “FOR” the ratification of PKF as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

● Proposal 3 (Amendment and Increase to 2019 Equity Incentive Plan): “FOR” the approval of the amendment to increase the number of shares authorized for issuance under the Company’s 2019 Equity Incentive Plan to 3,000,000 shares;

● Proposal 4 (Financing Proposal): “FOR” the approval, in accordance with Nasdaq Listing Rule 5635(a), the issuance of 3,328,012 shares of the Company’s common stock and pre-funded warrants to acquire in the aggregate up to 25,294,068 shares of the Company’s common stock ;

● Proposal 5 (Advisory Compensation Proposal): “FOR” the approval, in accordance with Nasdaq Listing Rule 5635(c), the issuance of common stock, and shares of common stock upon exercise of Advisory Warrants; and

● Proposal 6 (Approval of Adjournment Proposal): “FOR” the approval of the Adjournment Proposal.

Who is entitled to vote at the Annual Meeting?

Holders of record of our Class A Common Stock, as of the close of business on October 2, 2025, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting. Holders of record of shares of Class A Common Stock have the right to vote on all matters brought before the Annual Meeting. As of the record date, there were 1,386,551 shares of Class A Common Stock were issued and outstanding.

What are the voting rights of stockholders ?

Each share of our Class A Common Stock outstanding as of the Record Date, is entitled to receive notice of the Annual Meeting and to one vote per share on all matters properly brought before the Annual Meeting.

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No dissenters’ rights are provided under the Delaware General Corporation Law, our Charter or our Second Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

All holders of our Class A Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Annual Meeting in person at a physical location.

Stockholders may attend and vote virtually at https://www.virtualshareholdermeeting.com/GNLN2025. To attend the virtual Annual Meeting, you will need to enter the 15-digit control number included on your proxy card or voting instruction form. Online access to the Annual Meeting will open 15 minutes prior to the meeting time to allow time for stockholders to log-in and test their equipment. You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Annual Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Annual Meeting.

Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.

Voting by Ballot at the Annual Meeting. Although the meeting webcast will begin at 10:00 a.m. Eastern Time on December 1, 2025, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

● Stockholder of record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

● Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting.

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What will constitute a quorum at the Annual Meeting?

A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, virtually or by proxy, of the holders of a one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Annual Meeting. Shares that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Meeting for purposes of determining the presence of a quorum. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 1,386,551 shares of our Class A Common Stock outstanding.

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit the solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Election of Directors), Proposal 3 (Amendment and Increase to 2019 Equity Incentive Plan), Proposal 4 (Financing Proposal), Proposal 5 (Advisory Compensation Proposal) or Proposal 6 (Approval of Adjournment Proposal), your broker or other nominee will not be able to vote on that proposal, and broker non-votes may exist with respect to the election of directors.

Proposal 2 (Ratification of PKF) is the only proposal in which brokers or other nominees are permitted to submit a discretionary vote. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of PKF as our independent registered public accounting firm for our fiscal year ending December 31, 2025, even if the broker or other nominee does not receive voting instructions from you.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Annual Meeting have the following voting requirements:

● Proposal 1 (Election of Directors): Directors are elected by the affirmative vote of the majority of votes cast once a quorum has been established. If any director nominee is not elected by such standard, the director must submit an irrevocable resignation, contingent on the acceptance of that resignation by the Board. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 2 (Ratification of PKF): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to ratify the appointment of PKF as our independent registered public accounting firm for our fiscal year ending December 31, 2025. For purposes of the vote on the ratification of PKF as our independent registered public accounting firm, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

● Proposal 3 (Amendment and Increase to 2019 Equity Incentive Plan): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the adoption of an amendment to increase the number of shares eligible for sale under the Company’s 2019 equity incentive plan (the “2019 Equity Incentive Plan”) to 3,000,000 shares;

This means that the Amendment and Increase to 2019 Equity Incentive Plan Proposal and Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Class A Common Stock.

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● Proposal 4 (Financing Proposal): Approval of the Financing Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

● Proposal 5 (Advisory Compensation Proposal): Approval of the Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Proposal 6 (Approval of Adjournment Proposal): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the Adjournment Proposal.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

● Stockholders of record: If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on November 30, 2025, which is the day before the virtual Annual Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Annual Meeting and vote using the 15-digit control number included with these proxy materials to vote during the virtual Annual Meeting.

● Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

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If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Virtual Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Virtual Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2025; “FOR” the approval of the Amendment and Increase to 2019 Equity Incentive Plan Proposal; “FOR” the Financing Proposal; “FOR” the Advisory Compensation Proposal”; and “FOR” the approval of the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Annual Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Annual Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2025, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Class A Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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CORPORATE GOVERNANCE AND BOARD MATTERS

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

● the Board is not classified, with each of our directors subject to re-election annually;

● four of our five director nominees are “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”);

● our standing Board committees are comprised solely of independent directors;

● separate Chairman of the Board and Chief Executive Officer roles;

● majority voting in the election of directors;

● adoption of a proxy access bylaw provision; and

● no stockholder rights plan.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board Composition and Structure; Director Independence

Our business and affairs are managed under the direction of our Board. Our Bylaws provide that our Board shall be comprised of at least five directors and that the size of our Board shall otherwise be determined from time to time by our Board. Our Board currently consists of five members, one of whom is our Chief Executive Officer. Subject to any rights applicable to any preferred stock we may issue from time to time, any additional directorships resulting from an increase in the number of directors may only be filled by the directors then in office unless otherwise required by law or by a resolution passed by our Board as provided in our Bylaws. The term of office for each director will be until his or her successor is elected at our annual meeting or his or her death, resignation or removal, whichever is earliest to occur.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. As set forth in our Corporate Governance Guidelines, when considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the director’s biographies set forth in this Proxy Statement. We believe that our directors will provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Our Board has determined that Barbara Sher, by virtue of her employment by our Company as Chief Executive Officer, is not considered “independent” for purposes of applicable securities laws or the Nasdaq Marketplace Rules.

Our Board expects a culture of ethical business conduct. Our Board encourages each member to conduct a self-review to determine if he or she is providing effective service with respect to both our Company and our stockholders. Should it be determined that a member of our Board is unable to effectively act in the best interests of our stockholders, such member would be encouraged to resign.

Board Leadership Structure

Our Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Barbara Sher currently serves as our Chief Executive Officer and Donald Hunter currently serves as the Chairman of the Board. We believe that this leadership structure is effective because it allows our Board to benefit from having multiple strong voices bringing separate views and perspectives to meetings.

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As Chairman of the Board, Mr. Hunter’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing Board members, preparing the agenda for each Board meeting, acting as chair of Board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders and the public.

In order to ensure that our Board functions independently from management, our independent directors meet regularly in executive session with and without members of management present. Mr. Hunter the Chairman of the Board, develops the agendas for and presides during executive sessions. Our independent directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is necessary. The Nominating and Corporate Governance Committee of our Board, which is comprised solely of independent directors and chaired by William Levy, has the responsibility for coordinating Board and committee self-evaluations.

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, Compensation Committee, and Digital Assets Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Digital Assets Committee evaluates the risks associated with our digital asset strategy including market volatility, liquidity, custody and counterparty, cybersecurity and regulatory risks.

Board Committees

Our Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Digital Assets Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the Nasdaq Marketplace Rules, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Digital Assets Committee
Donald Hunter*	X (chair)	X
Bruce Linton*	X		X	X (chair)
William Levy			X (chair)	X
Michael C. Howe	X	X (chair)

* Audit committee financial expert.

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Audit Committee

The Audit Committee is comprised of Mr. Linton, Mr. Howe and Mr. Hunter, with Mr. Hunter serving as the chair of the Audit Committee. Mr. Linton and Mr. Hunter each qualify as an “audit committee financial expert” as that term is defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

●	appointing, retaining and evaluating our independent registered public accounting firm and approving all audit and non- audit services to be performed by them;

●	overseeing our independent registered public accounting firm’s qualifications, independence and performance;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

●	producing a report on its oversight of the Company’s financial statements to be included in our annual Proxy Statement;

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and

●	reviewing and approving related person transactions.

During the fiscal year ended December 31, 2024, the Audit Committee met 6 times, including telephonic meetings.

Compensation Committee

The Compensation Committee is comprised of Mr. Howe and Mr. Hunter, with Mr. Howe serving as chair. The Board has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted a Compensation Committee charter, which details the principal authority and functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	reviewing the Company’s 401K benefits administrators;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may form and delegate its authority to subcommittees when appropriate.

During the fiscal year ended December 31, 2024, the Compensation Committee met 2 times, including telephonic meetings.

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Digital Assets Committee

The Digital Assets Committee is comprised of Mr. Levy and Mr. Linton, with Mr. Linton serving as chair. The Board has determined that each of the directors serving on our Digital Assets Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted a Digital Assets Committee charter, which details the principal authority and functions of the Digital Assets Committee, including:

●	reviewing and approving the Company’s digital asset strategy, including staking, lending or yield-bearing activities, arbitrage trading activities and protocol governance, voting and other participation rights;

●	monitoring market and protocol developments that may affect the Company’s holdings or participation;

●	evaluating strategic partnerships, tokenomics changes, or structural adjustments within the BERA Decentralized Autonomous Trust (“DAT”);

●	evaluating any related-party transactions involving digital assets, liquidity pools, or protocol participation;

●	ensuring appropriate internal controls and reporting processes for digital assets to support SEC filings and corporate governance obligations;

●	overseeing Management’s identification, monitoring and mitigation of key risks, including market volatility, cybersecurity and compliance risk;

●	approving policies for wallet access, segregation of duties and operational thresholds;

●	reviewing and validating digital asset valuation methodologies, including mark-to-market accounting and fair value classifications; and

●	advising the Board on strategic, operational and regulatory developments in digital asset markets.

The Digital Assets Committee was established in October 2025 and consequently did not meet during the fiscal year ended December 31, 2024.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Levy and Mr. Linton, with Mr. Levy serving as chair. The Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

●	identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

●	developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

●	reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

●	reviewing and reassessing the adequacy of the Company’s Charter and Bylaws and recommending any revisions to the Board;

●	recommending to the Board nominees for each committee of the Board;

●	annually facilitating the assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and the Nasdaq listing standards; and

●	overseeing the Board’s evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.

During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee met two time(s), including telephonic meetings.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgement, experience, familiarity with the Company, diversity (of both experience and background) as well as certain other relevant factors.

Our Board will not adopt policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of our Company. The Nominating and Corporate Governance Committee annually reviews the composition of our Board, including the age and tenure of individual directors. Our Board strives to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.

Our Board is committed to nominating the best individuals to fulfill director and executive roles. Although our Board has not adopted policies relating to the identification and nomination of women directors and executives, our Board believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve effective stewardship and management. We have not adopted a target regarding women on our Board or regarding women in executive officer positions as our Board believes that such arbitrary targets are not appropriate for our company.

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Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members, the Chairman of the Board and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for election to the Board for stockholders to consider and vote upon at the annual stockholders’ meeting.

Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article I, Section 1.11 of the Bylaws, including (among other requirements) the giving of written notice of the nomination to our General Counsel no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Act, or the Exchange Act, if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters — Stockholder Proposals and Nominations for the 2026 Annual Meeting.”

Majority Voting Standard for Uncontested Director Elections

Our Bylaws provide for majority voting in uncontested elections of directors. Under this majority voting standard, the affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election, which means that the number of votes cast for a director must exceed the number of votes cast against such director. In any contested election, in which the number of director nominees exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast.

Pursuant to our Bylaws, director nominees who are incumbent directors must submit an irrevocable resignation in the event he or she fails to receive a majority of the votes cast in an uncontested election of directors. The Nominating and Corporate Governance Committee of our Board will then consider any such offer to resign and make a recommendation to our Board on whether to accept or reject the resignation. Taking into account the recommendation of the Nominating and Corporate Governance Committee, our Board will determine whether to accept or reject any such resignation within 90 days after the certification of the election results, and we will report such decision in a press release, filing with the SEC or by other public announcement. If an incumbent director’s resignation is accepted by our Board, then our Board may fill the resulting vacancy or decrease the size of our Board in accordance with our Bylaws. If a director’s resignation is not accepted by our Board, such director will continue to serve until his or her successor is duly elected and qualified, or his or her earlier death, resignation, retirement or removal. For the purposes of applying this majority voting standard, an election is considered “uncontested” if no stockholder provides notice of its intention to nominate one or more candidates to compete with our Board’s nominees in the manner required by our Bylaws, or if any such stockholder has withdrawn all such nominations on or before the close of business ten days prior to the filing our definitive proxy statement with the SEC.

Code of Conduct and Ethics

Our Board has established a code of conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

● honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

● full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

● compliance with applicable laws, rules and regulations;

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● prompt internal reporting of violations of the code to appropriate persons identified in the code; and

● accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of conduct and ethics for our executive officers or directors must be approved by our Board or a committee of our Board, and any such waiver shall be promptly disclosed to stockholders as required by law and Nasdaq regulations.

Anti-Hedging Policies

Our insider trading policy contains provisions prohibiting purchases of our securities on margin, short sales of our securities and purchasing or selling puts, calls, options or other derivatives in respect of our securities by our directors, officers, and employees. Our directors, officers, and employees may pledge company securities as security for margin accounts, but they are responsible for ensuring compliance with our insider trading policy in connection with any foreclosure on pledged securities.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Digital Assets Committee, our Corporate Governance Guidelines and our Code of Conduct and Ethics, on our website at www.gnln.com under “Investors — Corporate Governance”, and these documents are available in print to any stockholder who sends a written request to such effect to Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, Attention: General Counsel. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.

Board Meetings

During the fiscal year ended December 31, 2024, the Board met twenty-one times, including telephonic meetings. Each director then serving attended at least 100% of the applicable Board meetings and committee meetings during this time.

Annual Meeting Attendance

Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting.

Communications with the Board

Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Audit Committee Chair” c/o the General Counsel of Greenlane Holdings, Inc., 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, who will then directly forward such correspondence to the chair of the Audit Committee. The Audit Committee chair will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Director Compensation

For the fiscal year ended December 31, 2024, each of our independent directors received a base annual fee of $60,000, paid in quarterly installments. In consideration for their attendance at meetings of the Board exceeding the 10 designated Board meetings, Mr. Hunter and Ms. Persofsky received an additional fee of $10,000 and Mr. LoCascio and Ms. Persofsky received an additional fee of $5,000. Additionally, as compensation for serving as the chair of the Board or the chair of a Board committee, Mr. Hunter and Ms. Persofsky received a base annual fee of $16,000, paid in quarterly installments. Mr. Howe who was appointed to the Board on December 31, 2024, will receive a base annual fee of $16,000, paid in quarterly installments. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Ms. Sher who was appointed to the Board on December 31, 2024, will not receive any additional compensation for her service on the Board.

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Director Compensation Table

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2024, other than Ms. Sher, who receives no separate compensation for her service as a director. For information related to the compensation of Ms. Sher, please refer to “Executive Officer Compensation — Summary Compensation Table.”

Name	Fees Paid in Cash	Awards(1)		Total
Donald Hunter	$76,000	$		$76,000
Aaron LoCascio (1)	$65,000	$		$65,000
Renah Persofsky (2)	$76,000	$		$76,000
Gina Collins (3)	$—		$—	$—
Michael Howe	$—		$—	$—

(1)	On October 23, 2025, Aaron LoCascio gave notice of his resignation from our Board of Directors and from each committee of the Board, effective immediately.
(2)	On October 23, 2025, Renah Persofsky gave notice of her resignation from our Board of Directors and from each committee of the Board, effective immediately.
(3)	On January 24, 2024, Gina Collins gave notice of her resignation from our Board of Directors and from each committee of the Board, effective immediately.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.

Name	Age(1)	Title
Barbara Sher	58	Chief Executive Officer
Vanessa Guzman Clark	45	Chief Financial Officer
Benjamin Isenberg	27	Chief Investment Officer

(1) Age as of the Record Date.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

This section discusses the material components of our executive compensation program for our named executive officers (“NEOs”) during our fiscal years ended December 31, 2024, and December 31, 2023. As a “smaller reporting company,” we are required to provide executive compensation information for the following individuals: (i) all individuals who served as the Company’s principal executive officer (“PEO”), during the last completed fiscal year, regardless of compensation; (ii) the two most highly compensated executive officers (other than the PEO) who were serving as executive officers of the Company at the end of the last completed fiscal year and whose total compensation was greater than $100,000; and (iii) up to two additional persons who served as executive officers (other than as the PEO) during the last completed fiscal year but were not serving in that capacity at the end of the fiscal year if their total compensation is higher than any of the other two NEOs in the preceding group.

Our NEOs for the year ended December 31, 2024, were Barbara Sher, our current Chief Executive officer, Nicholas Kovacevich, our former Chief Corporate Development Officer, Craig Snyder, our former Chief Executive Officer, and Lana Reeve, our former Chief Financial and Legal Officer.

The compensation of our NEOs generally consists of a combination of base salary, bonuses and equity-based compensation. Bonus awards for December 31, 2024, and December 31, 2023, were determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs.

The following tables contain certain compensation information for our NEOs in the fiscal years ended December 31, 2024 and 2023.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Nicholas Kovacevich(1)	2024
Former Chief Corporate Development Officer	2023	$97,692	$260,000	$—	$—	$219,700	$577,392
Barbara Sher(2)	2024	$300,198					300,198
Chief Executive Officer	2023	$21,290	$—	$—	$—	—	$21,290
Craig Snyder(3)	2024	$118,687
Former Chief Executive Officer	2023	$341,442	$97,500	$—	$—	—	$438,942
Lana Reeve(4)	2024	$307,531.62
Chief Financial and Legal Officer	2023	$270,899.65	—	—	$—	—	$270,899.65

(1) Mr. Kovacevich stepped down from his position as Chief Executive Officer of the Company effective December 31, 2022, and was appointed Chief Corporate Development Officer of the Company effective January 1, 2023.

(2) Ms. Sher was appointed Chief Operations Officer of the Company effective November 14, 2023, and subsequently named Chief Executive Officer effective effective May 27, 2024.

(3) Mr. Snyder was appointed Chief Executive Officer of the Company effective January 1, 2023, and subsequently stepped down in May 2024.

(4) Ms. Reeve resigned as Chief Financial and Legal Officer of the Company effective August 29, 2025.

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Outstanding Equity Awards at Fiscal Year-End December 31, 2024

The following table presents information about our NEO’s outstanding equity awards as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested(1)
Barbara Sher(1) Chief Executive Officer	10	—	$49	7/1/2032	—	—

Lana Reeve(2) Former Chief Financial and Legal Officer	—	—	—	—	—	—

Craig Snyder (3) Former Chief Executive Officer	—	—	—	—	—	—

Market value of shares reflects the number of shares multiplied by $0.2828 per share, which was the closing price of our Class A Common Stock on the Nasdaq Capital Market on July 17, 2024.

(1) Ms. Sher was previously Chief Operating Officer and appointed Chief Executive Officer effective May 27, 2024.

(2) Ms. Reeve resigned as Chief Financial and Legal Officer of the Company effective August 29, 2025.

(3) Mr. Snyder was appointed Chief Executive Officer of the Company effective January 1, 2023, and resigned in May 2024.

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Employment Agreements

Name and Principal Position	Annual Base Salary	Annual Bonus
Barbara Sher Chief Executive Officer(1)	$300,000	Up to 60% of base salary based upon the attainment of one or more performance goals
Lana Reeve Former Chief Financial and Legal Officer(2)	$300,000	Up to 60% of base salary based upon the attainment of one or more performance goals
Craig Snyder Former Former Chief Executive Officer(3)	$350,000	Up to 70% of base salary based upon the attainment of one or more performance goals
Nicholas Kovacevich(4) Former Chief Corporate Development Officer	$180,000	Employee shall be eligible to receive a performance-based bonus based upon Employee’s achievement of identified individual performance goals, all as determined by the Compensation Committee within the first quarter of such applicable fiscal year during the Employment Term.

(1) Ms. Sher was formerly the Chief Operating Officer and appointed Chief Executive Officer of the Company effective May 27, 2024.

(2) Ms. Reeve was appointed Chief Financial and Legal Officer of the Company effective December 6, 2022.

(3) Mr. Snyder was appointed Chief Executive Officer of the Company effective January 1, 2023, and subsequently stepped down in May 2024.

(4) Mr. Kovacevich stepped down from his position as Chief Executive Officer of the Company effective December 31, 2022, and was appointed Chief Corporate Development Officer of the Company effective January 1, 2023. Mr. Kovacevich stepped down from his position with the Company on June 1, 2024.

Ms. Sher, Ms. Reeve, and Mr. Kovacevich’s employment agreements provides for an original term of up to one year. Each of Ms. Sher, Ms. Reeve, and Mr. Kovacevich’s employment agreements also provide for automatic one-year extensions unless either party gives written notice of termination not less than 60 days prior to the termination of the then-current term. Ms. Sher, Ms. Reeve, and Mr. Kovacevich are entitled to the annual compensation described above and are eligible to receive an annual incentive bonus. Ms. Sher, Ms. Reeve and Mr. Kovacevich’s performance against this bonus are determined by company performance and individual performance. For Ms. Sher and Ms. Reeve, the weighting is 60% company and 30% individual calculated upon the base salary as shown above. During the term of employment, Ms. Sher, Ms. Reeve, and Mr. Kovacevich are entitled to participate in all employee benefit plans and programs made available to our employees generally, subject to the eligibility and participation restrictions of each such plan or program and entitled to reimbursement for all reasonable business expenses incurred in connection with carrying out their respective duties.

Pursuant to their employment agreements, Ms. Sher, Ms. Reeve, and Mr. Kovacevich may terminate their employment at any time without cause. Ms. Sher, Ms. Reeve, and Mr. Kovacevich are terminable by us at any time: (i) without cause; (ii) for cause (as defined in each of Ms. Sher, Ms. Reeve, and Mr. Kovacevich employment agreements); (iii) in the event of death; or (iv) in the event of disability that cannot be accommodated under the requirements of law. Upon termination of Ms. Sher’s, Ms. Reeve’s and Mr. Kovacevich’s employment agreements, neither party shall have any further obligation except for obligations accruing prior to the date of termination. If terminated without cause, Ms. Sher, Ms. Reeve, and Mr. Kovacevich are entitled to receive his or her base salary to the date of termination, any bonus that has accrued but is unpaid as of the date of termination and any reimbursable expenses not yet reimbursed as of such date. If terminated without cause, Ms. Sher and Ms. Reeve are also entitled to severance equal nine months of their base salary in effect on the date of termination. If terminated without cause, Mr. Mr. Kovacevich is entitled to severance equal to three (3) months during the first six months of employment, six (6) months during the second six months of employment and shall have nine (9) months thereafter. In addition, if terminated without cause, Ms. Sher and Ms. Reeve are entitled to a cash payment equal to the applicable COBRA premium payments that would be payable by Ms. Sher and Ms. Reeve to continue their Company-provided healthcare services for themselves and any dependents (the “Company Healthcare Plan”) covered at the time of termination (collectively, the “COBRA Payment”). If terminated without cause, Ms. Sher and Ms. Reeve are entitled a COBRA Payment equal to four months of coverage under the Company Healthcare Plan.

Additionally, Mr. Snyder’s employment agreement was entered into on January 1, 2023, for an initial term of two (2) years, and shall be automatically renewed for successive one-year terms commencing on the applicable anniversary of the effective date of the employment agreement. Pursuant to the employment agreement, Mr. Snyder was paid $350,000, which was payable in regular installments in accordance with the Company’s customary payroll practices and procedures. The Company may terminate the employment agreement of Mr. Snyder at any time without cause, and Mr. Snyder may terminate the employment agreement with the Company for any reason, by providing written notice to the Company at least ninety (90) days prior to the effective date of termination.

Pursuant to their employment agreements, Ms. Sher, Ms. Reeve, Mr. Snyder and Mr. Kovacevich are subject to customary confidentiality restrictions and work-product provisions, and Ms. Sher, Ms. Reeve and Mr. Kovacevich are subject to customary non-competition covenants and non-solicitation covenants with respect to our employees, consultants and customers.

We do not currently maintain any retirement plans, other than matching 401(k) plans, for our executives or other employees

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our Class A Common Stock that may be issued under the Third Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders		(1)	$
Equity compensation plans not approved by stockholders	—			—	—
Total			$

(1) As of the Record Date, the Company had granted 2,998,000 shares pursuant to the 2019 Equity Incentive Plan.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of Mr. Linton, Mr. Howe and Mr. Hunter. Mr. Hunter is the chair of the Audit Committee, and Mr. Linton, and Mr. Hunter each qualify as an “audit committee financial expert” as that term is defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Board as determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, with our management.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received both the written disclosures and the letter from both PKF O’Connor Davies, LLP and Marcum required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with both PKF O’Connor Davies, LLP and Marcum its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by both PKF O’Connor Davies, LLP and Marcum are compatible with maintaining the independence of both PKF O’Connor Davies, LLP and Marcum from management and the Company. Marcum did not perform any non-audit services for the Company and, at this time, it is not expected that PKF will provide any non-audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2023 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Donald Hunter (Chairman)

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of October 28, 2025, regarding the beneficial ownership of shares of our Class A Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Class A Common Stock upon exercise or conversion in accordance with the terms thereof) by (a) each of our directors, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Class A Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487.

Name	Number of Shares of Class A Common Stock Beneficially Owned	% of All Class A Common Stock Shares(1)

Donald Hunter(2)		*
Bruce Linton (4)		*
William Levy(5)		*
Barbara Sher(6)	17	*
Vanessa Guzman Clark		*
Benjamin Isenberg (7)		*
All executive officers, directors and director nominees as a group (5 people)
Greater than 5% Beneficial Owners

(1)	Based on an aggregate of 4,714,563 shares of our Class A Common Stock outstanding as of October 28, 2025.
(2)	Does not include 15,000 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after October 2, 2025.
(3)	Does not include 5,000 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after October 2, 2025.
(4)	Does not include 520,833 shares of Class A Common Stock issuable upon exercise of the Strategic Advisory Warrants within 60 days after October 2, 2025.
(5)	Does not include 520,833 shares of Class A Common Stock issuable upon exercise of the Strategic Advisory Warrants within 60 days after October 2, 2025.
(6)	Does not include 40,000 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after October 2, 2025.
(7)	Does not include 520,833 shares of Class A Common Stock issuable upon exercise of the Strategic Advisory Warrants within 60 days after October 2, 2025.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons under which:

●any related-person transaction must be reviewed and approved or ratified by the Audit Committee, or the chair of the Audit Committee in the event management decides it is not practicable or desirable to wait until the next committee meeting; and

●management must periodically inquire of directors and officers with respect to any potential related-person transaction of which they may be a party or of which they may be aware.

●any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board or recommended by the compensation committee to the Board for its approval.

In connection with the review and approval or ratification of a related-person transaction:

●management must disclose to the Audit Committee or the chair of the Audit Committee, (i) the basis on which the person is a related person; (ii) the material facts of the related-party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal and interest that would be involved and other principal terms of such indebtedness; (iii) the benefits to the Company of the proposed related-party transaction; (iv) if applicable, the availability of other sources of comparable products or services; and (v) an assessment of whether the proposed related-party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees unrelated third parties or to employees generally. The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing any related-person transaction; and

●to the extent required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, management must ensure that the related-person transaction is disclosed in accordance with such acts and related rules.

In addition, the related-person transaction policy provides that from time-to-time Audit Committee shall review any previously approved or ratified related-party transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $75,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Audit Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the related-person transaction.

Related Party Transactions

Operating Agreement

We operate our business through Greenlane Holdings, LLC and its subsidiaries. The operations of Greenlane Holdings, LLC, are set forth in the Greenlane Holdings, LLC’s Fourth Amended and Restated Operating Agreement, which we refer to as the “Operating Agreement.” As of December 31, 2024, we are the sole member of Greenlane Holdings, LLC and hold all of the outstanding common units in Greenlane Holdings, LLC.

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Appointment as Manager

We are the sole manager of Greenlane Holdings, LLC. As the manager, we control all of the day-to-day business affairs and decision-making of Greenlane Holdings, LLC. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of Greenlane Holdings, LLC and the day-to-day management of Greenlane Holdings, LLC’s business.

Compensation

We are not entitled to compensation for our services as the manager. We are entitled to reimbursement by Greenlane Holdings, LLC for all fees and expenses incurred on behalf of Greenlane Holdings, LLC, including all expenses associated with this offering and maintaining our corporate existence, and all fees, expenses and costs of being a public company (including expenses incurred in connection with public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, legal fees, SEC and FINRA filing fees and offering expenses) and maintaining our corporate existence, including all costs of maintaining our Board and committees of the board, executive compensation and certain insurance policies.

Distributions

The Operating Agreement requires “tax distributions,” as that term is defined in the Operating Agreement, to be made by Greenlane Holdings, LLC to its “members,” as that term is defined in the Operating Agreement. Tax distributions will be made at least annually based on such member’s allocable share of the taxable income of Greenlane Holdings, LLC and at a commencing tax rate equal to the highest effective marginal combined federal, state and local income tax rate applicable to corporate or individual taxpayers that may potentially apply to any member for the relevant period taking into account (i) any deductions pursuant to Section 199A of the Code, and (ii) the character of the relevant tax items (e.g., ordinary or capital), as we, as the sole manager of Greenlane Holdings, LLC, reasonably determine. For this purpose, the taxable income of Greenlane Holdings, LLC, and our allocable share of such taxable income, shall be determined without regard to any tax basis adjustments that result from our deemed or actual purchase of Common Units from the members (as described below under “— Tax Receivable Agreement”). The tax rate used to determine tax distributions will apply regardless of the actual final tax liability of any such member. Tax distributions will also be made only to the extent all distributions from Greenlane Holdings, LLC for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The Operating Agreement also allows for distributions to be made by Greenlane Holdings, LLC to its members on a pro rata basis out of “distributable cash,” as that term is defined in the Operating Agreement. We expect Greenlane Holdings, LLC may make distributions out of distributable cash periodically to the extent permitted by the agreements governing its indebtedness and as required by Greenlane Holdings, LLC for its capital and other needs, such that we in turn are able to make dividend payments, if any, to the holders of our Class A Common Stock.

Dissolution

The Operating Agreement provides that the decision of the manager will be required to voluntarily dissolve Greenlane Holdings, LLC. In addition to a voluntary dissolution, Greenlane Holdings, LLC will be dissolved upon a change of control transaction under certain circumstances, as well as upon the entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed in the following order: (i) first, to pay all expenses of winding up Greenlane Holdings, LLC; and (ii) second, to pay all debts and liabilities and obligations of Greenlane Holdings, LLC.

Indemnification and Exculpation

The Operating Agreement provides for indemnification for all expenses, liabilities and losses reasonably incurred by any person by reason of the fact that such person is or was a member or is or was serving at the request of Greenlane Holdings, LLC as the manager, an officer, an employee or an agent of Greenlane Holdings, LLC; provided, however, that there will be no indemnification for actions made not in good faith or in a manner which the person did not reasonably believe to be in or not opposed to the best interests of Greenlane Holdings, LLC, or, with respect to any criminal action or proceeding other than by or in the right of Greenlane Holdings, LLC, where the person had reasonable cause to believe the conduct was unlawful, or for breaches of any representations, warranties or covenants by such person or its affiliates contained in the Operating Agreement or in other agreements with Greenlane Holdings, LLC.

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We, as the manager, and our affiliates, will not be liable to Greenlane Holdings, LLC for damages incurred by any acts or omissions as the manager, provided that the acts or omissions of these exculpated persons are not the result of fraud, intentional misconduct, knowing violations of law, or breaches of the Operating Agreement or other agreement with Greenlane Holdings, LLC.

Tax Receivable Agreement

In connection with our initial public offering we entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Greenlane Holdings, LLC and each of the members of Greenlane Holdings, LLC. We expect to obtain an increase in our share of the tax basis of the assets of Greenlane Holdings, LLC when a member receives cash or shares of our Class A Common Stock in connection with a redemption or exchange of such member’s Common Units for Class A Common Stock or cash (such basis increase, the “Basis Adjustments”). We intend to treat such acquisition of Common Units as a direct purchase by us of Common Units or net capital assets from a member for U.S. federal income and other applicable tax purposes, regardless of whether such Common Units are surrendered by a member to Greenlane Holdings, LLC for redemption or sold to us upon the exercise of our election to acquire such Common Units directly. Basis Adjustments may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

The Tax Receivable Agreement provides for the payment by us to such persons of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of the Transactions described above, including increases in the tax basis of the assets of Greenlane Holdings, LLC arising from such Transactions, and tax basis increases attributable to payments made under the Tax Receivable Agreement and deductions attributable to imputed interest and other payments of interest pursuant to the Tax Receivable Agreement. Greenlane Holdings, LLC will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange of Common Units for shares of our Class A Common Stock or cash occurs. These Tax Receivable Agreement payments are not conditioned upon any continued ownership interest in either Greenlane Holdings, LLC or us by any member. The rights of each member under the Tax Receivable Agreement are assignable by each member with our consent, which we may not unreasonably withhold, so long as the assignee joins as a party to the Tax Receivable Agreement. We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize.

The actual Basis Adjustments, as well as any amounts paid to the members under the Tax Receivable Agreement, will vary depending on a number of factors, including:

● the timing of any subsequent redemptions or exchanges — for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of Greenlane Holdings, LLC at the time of each redemption or exchange;

● the price of shares of our Class A Common Stock at the time of redemptions or exchanges — the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of our Class A Common Stock at the time of each redemption or exchange;

● the extent to which such redemptions or exchanges are taxable — if a redemption or exchange is not taxable for any reason, increased tax deductions will not be available; and

● the amount and timing of our income — the Tax Receivable Agreement generally will require us to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the Tax Receivable Agreement. If we do not have taxable income, we generally will not be required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in previous or future taxable years. The utilization of any such tax attributes will result in payments under the Tax Receivable Agreement.

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For purposes of the Tax Receivable Agreement, cash savings in income and franchise tax are computed by comparing our actual income and franchise tax liability to the amount of such taxes that we would have been required to pay had there been no Basis Adjustments and had the Tax Receivable Agreement not been entered into. The Tax Receivable Agreement generally applies to each of our taxable years, beginning with the first taxable year ending after the completion of this offering. There is no maximum term for the Tax Receivable Agreement; however, the Tax Receivable Agreement may be terminated by us pursuant to an early termination procedure that requires us to pay the members an agreed upon amount equal to the estimated present value of the remaining payments to be made under the agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).

The payment obligations under the Tax Receivable Agreement are obligations of our company and not of Greenlane Holdings, LLC. Although the actual timing and amount of any payments that may be made under the Tax Receivable Agreement will vary, we expect that the payments that we may be required to make to the members could be substantial. Any payments made by us to members under the Tax Receivable Agreement will generally reduce the amount of overall cash flow that might have otherwise been available to us or to Greenlane Holdings, LLC and, to the extent that we are unable to make payments under the Tax Receivable Agreement for any reason, the unpaid amounts generally will be deferred and will accrue interest until paid by us.

Decisions made by us in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by a member under the Tax Receivable Agreement. For example, the earlier disposition of assets following a transaction that results in a Basis Adjustment will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments.

The Tax Receivable Agreement provides that if (i) we materially breach any of our material obligations under the Tax Receivable Agreement, (ii) certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, or (iii) we elect an early termination of the Tax Receivable Agreement, then our obligations, or our successor’s obligations, under the Tax Receivable Agreement would accelerate and become due and payable, based on certain assumptions, including an assumption that we would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreement.

As a result, (i) we could be required to make cash payments to the members that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the Tax Receivable Agreement, and (ii) if we elect to terminate the Tax Receivable Agreement early, we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the Tax Receivable Agreement, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, our obligations under the Tax Receivable Agreement could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that we will be able to finance our obligations under the Tax Receivable Agreement.

Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we determine. If any such position is subject to a challenge by a taxing authority the outcome of which would reasonably be expected to materially affect a recipient’s payments under the Tax Receivable Agreement, then we will not be permitted to settle or fail to contest such challenge without the consent (not to be unreasonably withheld or delayed) of each member that directly or indirectly owns at least 10% of the outstanding Common Units. We will not be reimbursed for any cash payments previously made to any member pursuant to the Tax Receivable Agreement if any tax benefits initially claimed by us are subsequently challenged by a taxing authority and ultimately disallowed. Instead, in such circumstances, any excess cash payments made by us to a member will be netted against any future cash payments that we might otherwise be required to make under the terms of the Tax Receivable Agreement. However, we might not determine that we have effectively made an excess cash payment to the members for a number of years following the initial time of such payment and, if our tax reporting positions are challenged by a taxing authority, we will not be permitted to reduce any future cash payments under the Tax Receivable Agreement until any such challenge is finally settled or determined. As a result, it is possible that we could make cash payments under the Tax Receivable Agreement that are substantially greater than our actual cash tax savings.

Payments are generally due under the Tax Receivable Agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR plus 100 basis points from the due date (without extensions) of such tax return. Any late payments that may be made under the Tax Receivable Agreement will continue to accrue interest at LIBOR plus 500 basis points until such payments are made, including any late payments that we may subsequently make because we did not have enough available cash to satisfy our payment obligations at the time at which they originally arose.

Indemnification Agreements

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the laws of the State of Delaware in effect from time to time, subject to certain exceptions contained in our Bylaws. In addition, our Charter provides that our directors will not be personally liable to us or our stockholders for any damages other than for breaches of fiduciary duty involving intentional misconduct, fraud or a knowing violation of law.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the laws of the State of Delaware in effect from time to time, subject to certain exceptions contained in those agreements.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or officer.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board is currently comprised of five directors, all of whom have terms expiring at the Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2026 Annual Meeting and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are or would be considered “independent” directors under the listing requirements of Nasdaq and under applicable rules of the SEC: Bruce Linton, William Levy, Michael C. Howe, and Donald Hunter.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.

Nominees for Election for a One-Year Term Expiring at the 2026 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age(1)	Title	Director Since
Barbara Sher	58	Chief Executive Officer	2025
Donald Hunter	68	Chairman of the Board of Directors	2021
Bruce Linton	59	Independent Director	2025
William Levy	44	Independent Director	2025
Michael C. Howe	73	Independent Director	2025

(1) Age as of the Record Date.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he or she has served as a director.

Barbara Sher: Barbara Sher: Ms. Sher was appointed Chief Executive Officer in May 2024 and served as the Company’s Chief Operations Officer beginning November 2023. She brings over 20 years of experience in senior executive roles at both large and small and public and private companies and has been integral in multiple IPO and reverse IPO transactions. Prior to her employment at Greenlane, Ms. Sher served as Senior Vice President of Retail Sales at Newfold Digital, Inc. and as Senior Vice President of Business Development at Newfold Digital, Inc., a multi-billion-dollar joint venture formed by private equity firms Clearlake Capital and Siris Capital Group. Ms.Sher also served as Vice President of Business Development at Web.com, a $1.1 billion market cap publicly-traded Nasdaq company, where she grew the digital business internationally into emerging markets in Asia. Ms. Sher received her Masters of Business Administration from Seton Hall University and her B.A. in Communications from The College of New Jersey. On December 31, 2024, the Company and its shareholders appointed Barbara Sher as an executive member of the Board.

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Donald Hunter: Mr. Hunter has served as a director since the merger with KushCo in August 2021 and previously served as a director of KushCo from February 2018 until the closing of the merger. Mr. Hunter served as principal at Donald Hunter, LLC, a consulting practice that assists private equity firms and entrepreneurs to enhance the value of their technology companies from 2007 to 2021. He previously served as Chief Operating Officer and Chief Financial Officer of Harbor Global Company Limited, a publicly traded investment management, natural resources, and real-estate company from 2000 through 2006, and as a senior executive at The Pioneer Group, Inc. from 1988 through 2000, with responsibility for international start-up companies. Mr. Hunter began his career at the General Electric Company, where he was a member of the corporate audit staff and a graduate of its Financial Management Training Program. From 2013 to 2022, Mr. Hunter served as a member of the board of directors of The LGL Group, Inc. (“LGL”), an NYSE-listed frequency and spectrum control engineering and manufacturing company, and also serves as the Chairman of the LGL Audit Committee and a member of its Nominating Committee, and formerly served on its Compensation Committee. Previously, Mr. Hunter served as a member of the board of directors, Chairman of the Audit Committee and member of the Nominating Committee of Juniper Pharmaceuticals, a Nasdaq-listed specialty pharmaceuticals company, from March 2014 through March 2016, and a member of the board of directors of LICT Corporation, a holding company with subsidiaries in telecommunications and multimedia, from June 2014 through June 2015. Mr. Hunter qualifies as a financial expert under the applicable rules of the SEC and is an active member of the National Association of Corporate Directors. He holds a Bachelor of Science, magna cum laude, and an MBA with high honors from Boston University. Mr. Hunter’s more than 25 years of public company experience and knowledge of corporate governance, SEC reporting, internal controls, international operations and mergers and acquisitions matters led to his appointment as director. We believe that Mr. Hunter is qualified to serve as a member of the Board because of his extensive business background.

Bruce Linton: Mr. Linton currently serves as Advisor and Chairman of the Advisory Committee of Red Light Holland Corp., a psychedelic wellness company, Director of Canadian Olympic Foundation, a non-profit supporting Team Canada programs, and serves on the Executive Committee of Ottawa Hospital Foundation, a non-profit organization support healthcare and medical research. From 2022 until 2024, Mr. Linton previously served as Director of Melodiol Global Health Ltd., a health and wellness company. Mr. Linton also previously served as the Non-Executive Chairman of Óskare Capital, a life sciences venture capital firm from 2020-2022, as Director of Mind Medicine, a medicinal biotech company from 2019-2021, as Executive Chairman of Gage Growth Corp, a medical cannabis technology innovation company from 2019-2021, as Chief Executive Officer and Chairman of Collective Growth Corp., a technology and cannabis driven SPAC from 2019-2021, and as Co-Chairman and former Chief Executive Officer of Martello Technologies Group Inc. from 2013-2023. Mr. Linton is also the Founder and former Chairman and Chief Executive Officer of Canopy Growth Corporation, the first federally regulated cannabis producer on the New York Stock Exchange. Mr. Linton brings to the Board extensive experience in corporate strategy, governance and scaling organizations in policy-driven industries.

William Levy: Mr. Levy currently serves as the Chief Executive Officer and Director of WP Labs Inc., a consumer and business software development company with direct oversight of corporate management, product development, and business operations. Mr. Levy previously co-founded Virgin Gaming, an esports platform, SLANG WORLDWIDE INC., a leading cannabis consumer packaged goods company and Frequency Advisors, Inc., a corporate strategy and advisory services firm for technology and consumer-goods clients. Since 2020, Mr. Levy has also served as the Chief Executive Officer and Director of Frequency Advisors. Until 2020, Mr. Levy served as the President of SLANG WORLDWIDE INC. Mr. Levy brings to the Board extensive experience in leadership, strategy, corporate governance and technology.

Michael C. Howe: Mr. Howe has a proven track record of leading and building successful consumer focused businesses across several different business sectors including consumer goods, fast food restaurants, SaaS products, and innovative healthcare companies such as MinuteClinic. During his career he has held leadership positions in organizations such as Procter & Gamble, PepsiCo, and Arby’s. Michael is one of the four founders of The Good Clinic brand and served as the Chief Executive Officer leading the development of the branding foundation and the initial expansion. His healthcare leadership and expertise in creating innovative consumer focused brands was most effectively demonstrated in his leadership of the MinuteClinic brand, the first consumer / retail focused healthcare brand innovation. Mr. Howe joined MinuteClinic in June 2005 as the brand struggled to define a clear national expansion strategy. At that time the company had established 19 clinics in two markets. Within 15 months Mr. Howe added more than 100 clinics in 13 markets and facilitated the sale of the company to CVS in September 2006, which delivered a nearly sixfold return for investors. He stayed with CVS as CEO of MinuteClinic for 2 additional years leading the national expansion from the original 19 clinics to more than 530. After leaving CVS in September of 2008, Mr. Howe focused on supporting start up and early-stage companies in their expansion processes, as an angel investor, board member, and executive leading 11 groups to a successful financial exit. His areas of focus for include branding, marketing, site development, and operational leadership and organizational development. He earned both his accounting and business degrees from the University of Minnesota, Duluth after serving 4 years in the U.S. Air Force. We believe that Mr. Howe is qualified to serve as a member of the Board because of his extensive business background.

Vote Required and Recommendation

In connection with uncontested elections in which the number of directors nominees equals the number of directors to be elected, directors are elected by the affirmative vote of the majority of votes cast by holders of Class A Common Stock once a quorum has been established, which means that the director nominee much receive more “for” votes than “against” votes for his or her election. The election of directors at the 2025 Annual Meeting is uncontested. If any director nominee is not elected by such majority voting standard, the director must submit an irrevocable resignation, contingent on the acceptance of that resignation by the Board. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET

FORTH ABOVE.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board, which is composed entirely of independent directors, has appointed PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2025. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of PKF will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast by holders of Class A Common Stock at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of PKF as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of PKF is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PKF O’CONNOR DAVIES, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Audit and Non-Audit Fees for 2024 and 2023

The following table presents fees for professional services rendered by Marcum for the years ended December 31, 2024, and 2023:

	Year ended December 31,
	2024	2023

Audit Fees - Marcum	$475,010	$528,815
Audit Fees PKF O’Connor Davies LLP	25,000	—
Audit-Related Fees	$—	$—

Tax Fees	$—	$—

All Other Fees	$—	$—

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit-related and non-audit services to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit-related and non-audit services. Additionally, all audit-related and non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

Our Board of Directors as a whole pre-approves all services provided by PKF O’Connor Davies, LLP. For any non-audit or non-audit related services, the Board of Directors must conclude that such services are compatible with the independence as our auditors.

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PROPOSAL 3: APPROVAL OF INCREASE AND AMENDMENT TO 2019 EQUITY INCENTIVE PLAN

THE BOARD RECOMMENDS A VOTE “FOR” THE INCREASE AND AMENDMENT TO 2019 EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve an amendment (the “Amendment”) of the 2019 Equity Incentive Plan, which was adopted, subject to stockholder approval, by the Board on November 20, 2024. The only substantive changes implemented by the Amendment are as follows:

● Increase in Aggregate Share Limit. The Amendment authorizes a 2,907,018 share increase in the number of shares our Class A Common Stock available for future award grants under the 2019 Equity Incentive Plan to an aggregate of 3,000,000 shares, as of the record date.

If stockholders approve this proposal, the Amendment to the 2019 Equity Incentive Plan will become effective immediately. If the Amendment is not approved by our stockholders, the 2019 Equity Incentive Plan will remain in place and the Amendment will not become effective.

The 3,000,000 shares issued pursuant to the 2019 Equity Incentive Plan were granted to the Company’s Officers Directors, Employees and Consultants on October 23, 2025, and were issued pursuant to the Board’s approval on October 14, 2025. The 3,000,000 options to purchase shares of the Company’s Common Stock are issuable at $3.84, the closing price of the Company’s common stock the day prior to issuance. Of the 3,000,000 options to purchase shares of the Company’s Common Stock, the Company issued the options to the following Director’s, Officer’s and Key Employees:

●	On October 23, 2025, the Company issued Barbara Sher 1,120,000 options to purchase shares of the Company’s Common Stock;
●	On October 23, 2025, the Company issued Renah Persofsky 315,000 options to purchase shares of the Company’s Common Stock;
●	On October 23, 2025, the Company issued Michael C. Howe 315,000 options to purchase shares of the Company’s Common Stock;
●	On October 23, 2025, the Company issued Donald Hunter 315,000 options to purchase shares of the Company’s Common Stock;
●	On October 23, 2025, the Company issued Aaron LoCascio 315,000 options to purchase shares of the Company’s Common Stock; and
●	On October 23, 2025, the Company issued Vanessa Guzman-Clark 81,500 options to purchase shares of the Company’s Common Stock.

Background of the Amendment

The 2019 Equity Incentive Plan was initially adopted by the Board and approved by our Class A stockholders on April 17, 2019 (the “Original Equity Incentive Plan”). The Board approved the amendment and restatement of the Original Equity Incentive Plan on March 30, 2021 subject to the approval of Class A stockholders (the “First Amendment and Restatement”). The First Amendment and Restatement was approved by Class A stockholders on August 26, 2021 in connection with the approval of the merger with KushCo and increased the number of shares available for issuance under the 2019 Equity Incentive Plan by 1,300 shares to an aggregate total of 2,864 shares of Class A Common Stock.

The Board approved the amendment and restatement of the First Amendment and Restatement of the Original Equity Incentive Plan on June 15, 2022, subject to the approval of Class A stockholders (the “Second Amendment and Restatement”). The Second Amendment and Restatement was approved by Class A stockholders on August 4, 2022 and increased the number of shares available for issuance under the 2019 Equity Incentive Plan by 7,137 to an aggregate total of 10,000 shares of Class A Common Stock. The Third Amendment and Restatement was approved by Class A stockholders on August 4, 2022, and increased the number of shares available for issuance under the 2019 Equity Incentive Plan by 19,078 to an aggregate total of 29,078 shares of Class A Common Stock.

Due to issuance of our Class A Common Stock during the past two years, at a rate in excess of what was anticipated when the Board requested shareholders approve an increase in the aggregate number of shares available for issuance under the 2019 Equity Incentive Plan last year and this better comports with our capital structure which includes the existence and likely exercise of pre-funded warrants.

In order to continue to recruit and retain the quality directors, officers, employees and service providers needed to move the Company’s business forward, the Board approved the additional share authority requested under the Third Amendment and Restatement and recommends that Class A stockholders vote in favor of this proposal.

As of the date of this Proxy Statement, only 92,982 shares of Class A Common Stock are available for future issuance under the 2019 Equity Incentive Plan.

Discussion of the Increase in Aggregate Share Limit

The Board approved the additional share authority requested under the Amendment based on its belief that the number of shares currently available under the 2019 Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality directors, officers, employees and service providers it needs to move its business forward.

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The Compensation Committee (which administers the 2019 Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward directors, officers and employees whose contributions are critical to the long-term success of the Company. While share usage may vary based on a variety of factors, the Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of the fiscal year ending December 31, 2025. The closing price of our Class A Common Stock on November 7, 2025, was $3.20 per share.

The Compensation Committee believes that stockholder approval of the increase in the shares authorized under the 2019 Equity Incentive Plan is necessary for the Company to offer a competitive equity incentive program. The 2019 Equity Incentive Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current directors, officers and employees. If stockholders do not approve the proposed increase in shares authorized under the 2019 Equity Incentive Plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent.

Discussion of the Previously Approved Evergreen Provision

This Evergreen Provision allows for the replenishment of the 2019 Equity Incentive Plan share pool without the requirement for the Company to submit a proposal to stockholders to increase the size of the share pool each year. If this Proposal is approved, based upon the number of shares outstanding as of the Record Date it is estimated that approximately 2,907,018 shares will be added to the 2019 Equity Incentive Plan share pool.

The Evergreen Provision is set forth in substantially the form below:

“Evergreen Provision. The Share Reserve will automatically increase, to an amount equal to 15% of the total number of shares of Stock outstanding.

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Consequences to the Company

There are no federal income tax consequences to the Company by reason of the grant of ISOs or NSOs or the exercise of an ISO (other than disqualifying dispositions).

At the time the option holder recognizes ordinary income from the exercise of an NSO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our tax reporting obligations. To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

We will be required to report to the Internal Revenue Service any ordinary income recognized by any option holder by reason of the exercise of an NSO or upon a disqualifying disposition of an ISO. We will be required to withhold income and employment taxes (and pay the employer’s share of employment taxes) with respect to ordinary income recognized by employee option holders upon the exercise of an NSO, but not upon a disqualifying disposition of an ISO.

The foregoing discussion is not a complete description of the federal income tax aspects of awards granted under the Amended Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast by holders of Class A Common Stock at the Annual Meeting with respect to the matter is necessary for the approval of the Amendment. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT AND INCREASE TO THE GREENLANE HOLDINGS, INC. 2019 EQUITY INCENTIVE PLAN.

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PROPOSAL 4: FINANCING PROPOSAL

At the Annual Meeting, stockholders will be asked to approve the issuance of common stock, pre-funded warrants and shares of common stock upon the exercise of pre-funded warrants issued pursuant to subscription agreements between certain accredited or institutional investors and us related to the issuance of such securities (the “Financing Proposal”).

If stockholders approve this proposal, the pre-funded warrants will be automatically exercised into shares of common stock on a cashless basis as of the date of the Annual Meeting, subject to beneficial ownership limitations contained therein. If the Amendment is not approved by our stockholders, pre-funded warrants will not be exercised into shares of common stock.

Background

On October 20, 2025, we entered into subscription agreements (as amended, each a “Subscription Agreement” and collectively the “Subscription Agreements”) with certain institutional and accredited investors (each, an “Investor” and collectively, the “Investors”), pursuant to which we issued and sold to the Investors, in a private placement (the “Offering”) (a) 3,328,012 shares of common stock (the “Common Stock”) and (b) pre-funded warrants (the “Pre-Funded Warrants”) to acquire in the aggregate up to 25,294,068 shares of common stock. The purchase price for the Common Stock was $3.84 per share, based on the latest closing price of our common stock on the Nasdaq Capital Market. The purchase price for the Pre-Funded Warrants was equal to $3.83 per Pre-Funded Warrant and included (a) 9,789,166 of Pre-Funded Warrants purchased in cash or USDT/USDC and (b) 15,504,902 Pre-Funded Warrants subscribed for in BERA at a value of $1.9477 per BERA (based on the seven day trailing volume-weighted average price (VWAP) using Binance 1-hour Kline data), or $0.9836 per BERA in the case of the Berachain Foundation.

Of the total $96.9 million purchase price for the Pre-Funded Warrants, approximately $25.6 million was paid in cash, $12.0 million was paid in the cryptocurrency stablecoin commonly referred to as USDC (“USDC”), based on a purchase price of $1.00 per USDC, and $59.4 million was paid in the native cryptocurrency of the Berachain blockchain, referred to as BERA (“BERA”), which was valued for purpose of such payment at $1.9477 (based on the seven day trailing VWAP using Binance 1-hour Kline data), or $0.9836 in the case of the Berachain Foundation (representing a 49.5% discount). Such Pre-Funded Warrants issued in consideration for BERA are referred to herein as the “Cryptocurrency Pre-Funded Warrants”.

The net cash proceeds, after deducting placement agent fees and other offering expenses payable by the Company, are approximately $24.3 million, and the Company received approximately $19.0 million of additional proceeds in USDT/USDC. As of the closing of the Offerings, the Company held approximately 55 million BERA, valued at approximately $110 million based on Binance’s 24-hour VWAP for the period ending at 12:00 a.m. ET on October 23, 2025.

Pre-Funded Warrants

The Pre-Funded Warrants issued in the Offering are exercisable to purchase an aggregate of 25,294,068 shares of common stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.01 per share. The Pre-Funded Warrants are exercisable in cash or by means of a cashless exercise, will not be exercisable until approval of this proposal by our stockholders at the Annual Meeting and will not expire until the date the Pre-Funded Warrants are fully exercised. The exercise price of the Pre-Funded Warrants is subject to adjustment for stock dividends, stock splits, recapitalizations and the like. A holder (together with its affiliates) may not exercise any portion of a Pre-Funded Warrant to the extent that the holder would own more than a specified percentage of our outstanding common stock immediately after exercise (the “Beneficial Ownership Limitation”), with such percentage being 4.99% or 9.99%, as the case may be, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Pre-Funded Warrants. However, in no event may the Beneficial Ownership Limitation exceed 19.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of the Pre-Funded Warrants held by the Investor. In addition, if our stockholders approve this proposal, subject to any Beneficial Ownership Limitations, the Pre-Funded Warrants will be automatically exercised on a cashless basis on the date of the Annual Meeting. Therefore, if our stockholders approve this proposal at the Annual Meeting, on the date of the Annual Meeting, all 25,294,068 Pre-Funded Warrant Shares would be issued, subject to reductions to give effect to the Beneficial Ownership Limitations that would limit any holder from acquiring more than 4.99% or 9.99%, as the case may be, of our outstanding common stock after giving effect to such automatic exercise.

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Subscription Agreements

The Subscription Agreements contained representations and warranties of us and the Investors, which are typical for transactions of this type. The Subscription Agreements also obligated us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties. In addition, the Subscription Agreements contained customary covenants on our part that are typical for transactions similar to the Offering, as well as the following additional covenants:

i.	we agreed that, effective upon the closing of the Offering, we will adopt a treasury policy under which our treasury reserve assets will consist of (i) cash and cash equivalents and short-term investments (“Cash Assets”) that exceed working capital requirements and (ii) BERA that will serve as our primary treasury reserve asset on an ongoing basis, subject to market conditions and anticipated needs of the business for Cash Assets and oversight by the Digital Assets Committee (as defined below) of the Company’s Board;

ii.	we agreed to use our commercially reasonable efforts to hold a stockholder meeting, at which we would solicit our stockholders’ affirmative vote for approval of our issuance of the Pre-Funded Warrant Shares in accordance with the applicable law and rules and regulations of Nasdaq. The vote by our stockholders at the Annual Meeting is intended to satisfy our obligations with respect to this covenant; and

iii.	we agreed that, following receipt of stockholder approval of this proposal at the Annual Meeting, we will take all necessary corporate action such that (a) the authorized size of the Board shall be six (6) members, (b) Polychain Capital LP shall have appointed two (2) individuals to the Board at Closing and two (2) individuals designated by Polychain Capital LP shall be appointed to the Board following and subject to stockholder approval (collectively, the “New Directors”), (c) the Board shall have established a Digital Assets Committee, which committee shall be comprised solely of the New Directors and will be chaired by a New Director, (d) certain of the New Directors will be appointed as members of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee of the Board, as designated by Polychain Capital LP, and (e) an individual designated by Polychain Capital LP shall have been appointed as our Chief Investment Officer.

Advisory Agreements

In connection with the Offering, on October 23, 2025, we entered into strategic advisory agreements (the “Advisory Agreements”) with Polychain Capital LP and certain other of our advisors (each an “Advisor” and collectively, the “Advisors”), pursuant to which the Advisors will provide certain consulting, strategy, and business development services to us related to our establishment of a treasury function in certain non-security cryptocurrencies, including BERA. Pursuant to the Advisory Agreements, if our stockholders approve Proposal Two (the Advisory Compensation Proposal), we will issue to certain of the Advisors warrants to purchase up to an aggregate of 5,264,757 shares of common stock for a purchase price of $0.01 per share (the “Advisory Warrants”), with each warrant exercisable only upon receipt of stockholder approval of Proposal Two at the Annual Meeting and subject to vesting, forfeiture, and such other terms as set forth therein. The shares of common stock issuable upon exercise of the Advisory Warrants are referred to herein as the “Advisory Warrant Shares.” Each of the Advisory Warrants expires ten years from the date of issuance.

Placement Agency Agreement

In connection with the Offering, we entered into a Placement Agency Agreement, dated as of October 20, 2025 (the “Agency Agreement”) with Aegis Capital Corp., as placement agent (the “Placement Agent”), for the Offering. Pursuant to the Agency Agreement, we (i) paid to the Placement Agent a cash fee in the amount of $5.0 million and (ii) paid a placement commission to the Placement Agent of 2.0% for Offering (or 1.0% placement commission for any investors introduced by the Company, Polychain, Framework Ventures LP or the Berachain Foundation (or any affiliate of any of the foregoing) to the Placement Agent.

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Why We are Seeking Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market under the symbol “GNLN.” Because the common stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. As we consider BERA to be assets for purposes of Nasdaq Listing Rule 5635(a), stockholder approval of the Cryptocurrency Pre-Funded Warrant Shares is required under Nasdaq Listing Rule 5635(a).

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) which alone or together with sales by our officers, directors or substantial stockholders, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

As of October 20, 2025, immediately prior to the signing of the Subscription Agreements, there were 1,386,551 shares of our common stock outstanding. The aggregate number of shares of common stock underlying the Pre-Funded Warrants, equals 25,294,068 shares, representing 1,824.2% of the total number of outstanding shares of common stock immediately prior to the Offering. If the Pre-Funded Warrants were exercised on the closing date of the Offering, the aggregate number of shares issued on such date would also have represented in excess of 20% of the total number of outstanding shares of common stock immediately prior to the Offering. While the price per share of common stock in the Offering was equal to the Nasdaq Official Closing Price of the common stock immediately preceding the signing of the Subscription Agreements, which was $3.84 per share, it is possible that Nasdaq may deem the actual value of the USDC and the BERA that were delivered to us as consideration for the Pre-Funded Warrants in lieu of the cash purchase price to be less than the value ascribed by us and the Investors to such consideration.

Assuming all Pre-Funded Warrants are fully exercised, the Company would have an aggregate of 30,008,631 shares of common stock outstanding, which includes 1,386,551 shares outstanding prior to the offering, 3,328,012 shares issued in the offering, and 25,294,068 shares underlying the Pre-Funded Warrants. In addition, assuming the exercise of all of the Strategic Advisory Warrants, the total potential outstanding shares of the Company’s common stock outstanding would be 38,302,940 (which includes the full exercise of 31,552 of the Company’s legacy warrants). The issuances referenced herein on a fully diluted basis shall be subject to each holder’s beneficial ownership limitations.

In addition, Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of common stock may be acquired by our officers, directors, employees or consultants. We believe the issuance or delivery of Advisory Warrants and Advisory Warrant Shares to Mr. Linton, Mr. Levy and Mr. Isenberg in the Offering should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the common stock to Mr. Linton, Mr. Levy and Mr. Isenberg in the Offering pursuant to Nasdaq Listing Rule 5635(c).

Finally, under the Nasdaq Listing Rule 5635(b), we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of our company without seeking and obtaining separate stockholder approval. Nasdaq guidance indicates that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding shares of common stock or voting power, and such ownership or voting power would represent the company’s largest concentration of ownership or voting power. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because no stockholder held more than 19.99% of the total outstanding shares of our common stock immediately after the Offering, and the Pre-Funded Warrants include the Beneficial Ownership Limitation. However, given the number of shares of common stock issuable upon the exercise of the Pre-Funded Warrants, and that, if our stockholders approve this proposal, Polychain Capital LP will have the right to nominate four of our directors, it is possible that Nasdaq may deem the Offering in its entirety to effect a change of control of our company.

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Accordingly, as a result of the foregoing, the Subscription Agreements require us to use our commercially reasonable efforts to hold the Annual Meeting at the earliest practicable date, at which we would solicit our stockholders’ affirmative vote for approval of the issuance of the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Advisory Warrants, and the Advisory Warrant Shares in accordance with the applicable law and rules and regulations of Nasdaq.

In addition, if our stockholders do not approve this proposal at the Annual Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Subscription Agreements to call a stockholder meeting no less often than every 90 days following the date of the Annual Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.

Potential Adverse Effects of the Approval of this Proposal

If this proposal is approved, existing stockholders will suffer substantial dilution in their ownership interests in the future upon the issuance of the shares underlying the Pre-Funded Warrants in the Offering. Specifically, assuming that our stockholders approve this proposal, a total of 25,294,068 shares of our common stock will, subject to the Beneficial Ownership Limitation, be automatically exercised for common stock. Assuming the Beneficial Ownership Limitation does not apply, holders of our common stock immediately prior to the Offering would hold approximately 5.2% of our outstanding common stock and holders of the shares of our common stock issued upon exercise of the Pre-Funded Warrants would hold 94.8% of our outstanding common stock.

Executive Officer and Director Interest

Other than the interests of Mr. Linton and Mr. Levy, each a member of our board of directors, and Mr. Isenberg, our Chief Investment Officer, each of whom were offered Advisory Warrants in the Offering, none of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Where You Can Find More Information about the Offering

The summaries above, together with the section entitled “Background,” summarize certain information relating to the Offering, but do not contain all of the information that is important to you. For a more complete understanding of the matters to be considered at the Annual Meeting, you should read carefully this entire Proxy Statement and the complete copies of the form of Subscription Agreement and the forms of the Pre-Funded Warrants and the Advisory Warrants, and the other exhibits that were filed with the Current Report on Form 8-K that we filed with the SEC on October 20, 2025 and the Current Report on Form 8-K that we filed with the SEC on October 27, 2025, which are incorporated herein by reference.

Vote Required and Board’s Recommendation

Approval of the Financing Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE FINANCING PROPOSAL

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PROPOSAL 5: ADVISORY COMPENSATION PROPOSAL

At the Annual Meeting, stockholders will be asked to approve the issuance of pre-funded warrants and shares of common stock upon the exercise of pre-funded warrants issued pursuant to advisory agreements entered into in connection with the aforementioned financing.

If stockholders approve this proposal, such pre-funded warrants will be automatically exercised into shares of common stock on a cashless basis as of the date of the Annual Meeting, subject to beneficial ownership limitations contained therein. If the Amendment is not approved by our stockholders, pre-funded warrants will not be exercised into shares of common stock.

Background

In connection with the Offering and the adoption of our digital asset treasury reserve strategy, and as disclosed in the Financing Proposal above, on October 23, 2025, we entered into the Advisory Agreements with the Advisors, pursuant to which the Advisors will provide certain consulting, strategy, and business development services to us related to our establishment of a treasury function in certain non-security cryptocurrencies, including BERA. Pursuant to the Advisory Agreements, if our stockholders approve this proposal, we will issue to the Advisors Advisory Warrants to purchase up to an aggregate of 5,264,757 shares, with each warrant exercisable only upon receipt of stockholder approval of this proposal at the Annual Meeting and subject to vesting, forfeiture, and such other terms as set forth therein. The Advisory Warrants will not be exercisable unless and until our stockholders approve the issuance of shares issuable upon exercise of the Advisory Warrants. Each of the Advisory Warrants expires ten years from the date of issuance. Each of the Advisory Warrants include a beneficial ownership limitation similar to the Beneficial Ownership Limitation included in the Pre-Funded Warrants, except that the beneficial ownership limitation percentage cannot be increased to greater than 19.99%.

Why We are Seeking Stockholder Approval

As our common stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations. Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of common stock may be acquired by our officers, directors, employees or consultants. We believe all of the Advisors would be classified as consultants under Nasdaq Listing Rule 5635(c). Accordingly, we are seeking the approval of our stockholders for the issuance the Advisory Warrant Shares issuable upon exercise of the Advisory Warrants pursuant to Nasdaq Listing Rule 5635(c).

In addition, if our stockholders do not approve this proposal at the Annual Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Subscription Agreements to call a stockholder meeting no less often than every ninety (90) days following the date of this Annual Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.

Potential Adverse Effects of the Approval of this Proposal

If this proposal is approved, existing stockholders will suffer substantial dilution in their ownership interests in the future upon the issuance of the Advisory Warrants. Specifically, assuming that our stockholders approve this proposal, a total 5,264,757 shares of our common stock could be issued pursuant to the exercise of the Advisory Warrants. Assuming the Beneficial Ownership Limitation does not apply to any of the Advisory Warrants, holders of our common stock immediately prior to the Offering would hold approximately 20.9% of our outstanding common stock and holders of the Advisory Warrants would collectively hold 79.1% of our outstanding common stock.

Executive Officer and Director Interest

Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of common stock may be acquired by our officers, directors, employees or consultants. We believe the issuance or delivery of Advisory Warrants and Advisory Warrant Shares to Mr. Linton, Mr. Levy and Mr. Isenberg in the Offering should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the common stock to Mr. Linton, Mr. Levy and Mr. Isenberg in the Offering pursuant to Nasdaq Listing Rule 5635(c).

Vote Required and Board’s Recommendation

Approval of the Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL

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PROPOSAL 6: APPROVAL OF ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s common stock represented at the Annual Meeting and voting in favor of certain proposals is insufficient to approve such proposals, it is in the best interests of the Company and its stockholders to enable the Board to continue to solicit additional proxies.

Accordingly, we are asking stockholders to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in favor of Proposal 6 if there are insufficient votes to approve one or both of such proposals at the time of the Annual Meeting.

If the stockholders approve this proposal, we could adjourn or postpone the Annual Meeting and any reconvened session thereof to solicit additional proxies in favor of those proposals. Additionally, if the proxies received indicate that a majority of votes will be cast against one or both of the proposals, approval of this Adjournment Proposal would allow the Board to postpone a final vote and continue its solicitation efforts to seek additional favorable votes.

Vote Required

The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is necessary for the approval to effect the Adjournment Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2024.

Other Matters to Come Before the 2025 Annual Meeting

No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2026 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2026 Annual Meeting must be in writing and received at our principal executive offices no later than July 13, 2026, except as may otherwise be provided in Rule 14a-8.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Section 1.10 of our Bylaws, which are on file with the SEC and may be obtained from our General Counsel upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2026 Annual Meeting must be received no earlier than June 13, 2026, and no later than July 13, 2026. Any stockholder proposal received after July 13, 2026 will be considered untimely.

Proxy Access Procedures for the 2026 Annual Meeting

In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2026 annual meeting of shareholders pursuant to Section 1.11 of our Bylaws, an eligible stockholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to Section 1.11 (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the Company not less than one hundred twenty (120) days (July 13, 2026) nor more than one hundred fifty (150) days (June 13, 2026) prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2025Annual Meeting. Such notice should be sent to our General Counsel’s attention at our executive offices. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. Our Bylaws are on file with the SEC and may be obtained from our General Counsel upon request.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, Attention: General Counsel, or contact us by telephone at (877) 292-7660. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

By Order of the Board of Directors,

/s/ Barbara Sher
Barbara Sher
Chief Executive Officer
Boca Raton, Florida
November 10, 2025

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Appendix A

FIFTH AMENDED AND RESTATED GREENLANE HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN

GREENLANE HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED [●]

1. Purpose.

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section 11.

2. Eligibility.

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3. Administration and Delegation.

(a) Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award or Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(b) Appointment of Committees; Delegation of Powers. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may also delegate to an executive officer of the Company the authority to grant Awards to Service Providers that are not subject to Section 16 of the Exchange Act. The Board may rescind any such delegation at any time or re-vest in itself any previously delegated authority at any time.

4. Stock Available for Awards.

(a) Number of Shares. Subject to adjustment under Section 8 and the terms of this Section 4, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

(b) Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award for less than Fair Market Value or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award will, as applicable, become or again be available for Award grants under the Plan.

(c) Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 5,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options, and no Shares may again be optioned, granted or awarded if it would cause an Incentive Stock Option not to qualify as an Incentive Stock Option.

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(d) Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

5. Stock Options and Stock Appreciation Rights.

(a) General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 5(f) with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations of the Plan or as the Administrator may impose.

(b) Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

(c) Duration of Options. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.

(d) Exercise; Notification of Disposition. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5(e) for the number of Shares for which the Award is exercised and (ii) as specified in Section 9(e) for any applicable withholding taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

(e) Payment Upon Exercise. The exercise price of an Option must be paid in cash or by check payable to the order of the Company or, subject to Section 10(h), any Company insider trading policy (including blackout periods) and Applicable Laws, by:

(i) if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(ii) delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (A) such payment method is then permitted under Applicable Laws, (B) such Shares, if acquired directly from the Company, were owned by the Participant for a minimum time period that the Company may establish and (C) such Shares are not subject to repurchase, forfeiture, unfulfilled vesting or other similar requirements; or

(iii) any other mechanism that the Administrator, in its sole discretion, determines to be appropriate for a Participant, which the Administrator can determine on a case by case basis and any such determination with respect to one Participant shall not bind the Administrator with respect to any other Participant.

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(f) Additional Terms of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of its present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person qualifying as a Greater Than 10% Stockholder may be granted an Incentive Stock Option, unless such Incentive Stock Option conforms to Section 422 of the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. The Administrator may modify an Incentive Stock Option with the holder’s consent to disqualify such Option as an Incentive Stock Option. All Options intended to qualify as Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired from the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, (i) if an Option (or any part thereof) intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for the Administrator’s actions or omissions that cause an Option not to qualify as an Incentive Stock Option, including the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to qualify as an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to qualify for any reason, including the portion of any Option becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

6. Restricted Stock; Restricted Stock Units.

(a) General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

(b) Restricted Stock.

(i) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

(ii) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Restricted Stock Units.

(i) Settlement. When a Restricted Stock Unit vests, the Participant will be entitled to receive from the Company one Share, an amount of cash or other property equal to the Fair Market Value of one Share on the settlement date or a combination of both, as the Administrator determines and as provided in the Award Agreement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

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(ii) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

7. Other Mock or Cash Based Awards; Dividend Equivalents.

(a) Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other period or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to the conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

(b) Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units or an Other Stock Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator.

8. Adjustments for Changes in Common Mock and Certain Other Events.

(a) In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award as it deems appropriate to effect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8(a) will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

(b) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of Shares (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued and specifically including for the avoidance of doubt adjustments to the Incentive Stock Option limitation set forth in Section 4(c));

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(ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards;

(iii) the grant or exercise price with respect to any Award; and

(iv) the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

(c) In the event of any transaction or event described in Section 8(b) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take such actions as it deems appropriate, including, but not limited to, any one or more of the following actions:

(i) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;

(ii) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(v) To replace such Award with other rights or property selected by the Administrator; and/or

(vi) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

(d) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.

(e) Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8(a) above or the Administrator’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

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(f) No action shall be taken under this Section 8 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

9. Evergreen Provision.

(a) The Share Reserve will automatically increase, to an amount equal to 15% of the total number of common stock issued and outstanding.

10. General Provisions Applicable to Awards.

(a) Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise, in accordance with Applicable Laws (and subject to the applicable requirements for Shares underlying Awards to be registered on Form S-8 under the Securities Act), Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves under Applicable Laws.

(b) Documentation. Each Award will be evidenced in an Award Agreement, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

(d) Termination of Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

(e) Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company may satisfy, or may allow a Participant to satisfy, such obligations by any payment means described in Section 5(e) hereof, including, without limitation, by withholding, or allowing such Participant to elect to have the Company or an affiliate withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction, in accordance with Company policies and at the discretion of the Administrator. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

(f) Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Section 8 or pursuant to 10(f).

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

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(h) Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

(i) Repricing. Subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. In addition, subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

(j) Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof

11. Miscellaneous.

(a) No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

(b) No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

(c) Effective Date and Term of Plan. The Plan will become effective on the date it is adopted by the Board. No Awards may be granted under the Plan after ten years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders in accordance with Section 422 of the Code, the Plan and any Awards granted under the Plan shall be null and void and of no force and effect.

(d) Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(e) Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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(f) Section 409A.

(i) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant, “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(ii) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(iii) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

(iv) Separate Payments. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(h) Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

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(i) Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10(i) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10(i). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

(j) Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

(k) Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Affiliate) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

(1) Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

(m) Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy implemented to the comply with Applicable Laws, including any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, as set forth in such claw-back policy or the Award Agreement.

(n) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

(o) Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

(p) Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except as expressly provided in writing in such other plan or an agreement thereunder.

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(q) Grant of Awards to Certain Eligible Service Providers. The Company may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Common Stock or other securities of the Company may be issued and by which such Common Stock or other securities and/or payment therefor may be exchanged or contributed, or may be returned upon any forfeiture of Common Stock or other securities by the eligible Service Provider.

(r) Section 83(b) Election. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

12. Definitions. As used in the Plan, the following words and phrases will have the following meanings:

(a) “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

(b) “Affiliate” means (a) Greenlane Holdings, LLC, and (b) any Subsidiary.

(c) “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

(d) “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

(e) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

(f) “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means and includes each of the following:

(i) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any employee benefit plan maintained by the Company or any of its subsidiaries, any Significant Stockholder, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 11(h)(i) or 11(h)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

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(iii) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 11 (h)(iii)(B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) The consummation of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii) or (iv) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(j) “Committee” means one or more committees or subcommittees comprised of one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(k) “Common Stock” means the Class A common stock of the Company.

(l) “Company” means Greenlane Holdings, Inc., a Delaware corporation, or any successor.

(m) “Consultant” means any person, including any adviser, engaged by the Company or its parent or Affiliate to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

(n) “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

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(o) “Director” means a Board member.

(p) “Dividend Equivalents” means a right granted to a Participant under Section 7(b) to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

(q) “DRO” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(r) “Employee” means any employee of the Company or its Affiliates.

(s) “Equity Restructuring” means, as the Administrator determines, a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, affecting the Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causing a change in the per share value of the Common Stock underlying outstanding Awards.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately before such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the date immediately before such date on which sales prices are reported, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

(v) “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiary or parent corporation, as defined in Section 424(e) and (f) of the Code, respectively.

(w) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

(x) “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.

(y) “Option” means an option to purchase Shares.

(z) “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise denominated in, based on or linked to, Shares or other property.

(aa) “Overall Share Limit” means 297,318 Shares, as adjusted by the Evergreen provision, in Section 9.

(bb) “Participant” means a Service Provider who has been granted an Award.

(cc) “Performance Criteria” means mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period.

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(dd) “Performance Goals” shall mean, for a Performance Period, one or more goals established by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, operating or business unit, or an individual.

(ee) “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

(ff) “Plan” means this 2019 Equity Incentive Plan, as amended and restated [●].

(gg) “Public Trading Date” shall mean the first date upon which Common Stock is listed upon notice of issuance on any securities exchange or designated upon notice of issuance as a national market security on an interdealer quotation system.

(hh) “Restricted Stock” means Shares awarded to a Participant under Section 6 subject to certain vesting conditions and other restrictions.

(ii) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such payment date, subject to certain vesting conditions and other restrictions.

(jj) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

(kk) “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service Provider” means an Employee, Consultant or Director of the Company or any subsidiary of the Company.

(nn) “Shares” means shares of Common Stock.

(oo) “Significant Stockholder” shall mean any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) that, immediately following the issuance of Common Stock and Class B common stock to holders of equity interests in Greenlane Holdings, LLC in connection with the Company’s initial public offering and prior to the Public Trading Date, holds 10% or more of the total combined voting power of all classes of common stock of the Company (ignoring for purposes of such calculation any Common Stock issued in connection with the Company’s initial public offering to persons or entities other than the holders of equity interests in Greenlane Holdings, LLC).

(pp) “Stock Appreciation Right” means a stock appreciation right granted under Section 5.

(qq) “Subsidiary” means any entity (other than the Company or Greenlane Holdings, LLC), whether domestic or foreign, in an unbroken chain of entities beginning with the Company or Greenlane Holdings, LLC if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

(rr) “Termination of Service” means the date the Participant ceases to be a Service Provider.

* * *

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GNLN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81260-P39495

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENLANE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	For	Against	Abstain
1a. Barbara Sher	☐	☐	☐
1b. Donald Hunter	☐	☐	☐
1c. Bruce Linton	☐	☐	☐
1d. William Levy	☐	☐	☐
1e. Michael C. Howe	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

V81261-P39495

GREENLANE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 1, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barbara Sher, as proxy, with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Greenlane Holdings, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on December 1, 2025, virtually at www.virtualshareholdermeeting.com/GNLN2025, and any adjournment or postponement thereof.

The Company's Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5. For the proposals set forth on this proxy, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side